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                                                                    Exhibit 23.1

CONSENT OF ARTHUR ANDERSEN LLP





       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-KA into the Registrant's previously filed Registration Statement Nos. 33-28250, 33-58723, 333-50719, 333-69331, 333-91519, 331-91521 and 333-43348 on Form S-8 and Registration Statement
Nos. 333-46123 and 333-61583 on Form S-3.

ARTHUR ANDERSEN LLP

Atlanta, Georgia
June 25, 2001